PROSPECTUS SUPPLEMENT

June 19, 2017

for

Executive Benefits VUL

issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following information supplements, and should be read in conjunction with the Prospectus dated May 1, 2017 for Executive Benefits VUL, a corporate owned variable universal life insurance policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account N.

Effective June 30, 2017 the following replaces the information contained in the May 1, 2017 prospectus with respect to the fund named below:

Variable investment Options	Investment Objectives	Typical Investments	Investment Adviser
Franklin Small Cap Value VIP Fund (Class 2 shares)	Seeks long-term total return	Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC (Advisory Service) 101 John F. Kennedy Parkway Short Hills, NJ 07078

Except as set forth herein, all other provisions of the Prospectuses shall remain unchanged

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE

MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE

RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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